EXHIBIT 99.1
------------



                         [Bank One Letterhead]


March 11, 2002


    NOTICE OF CHAPTER 11 FILING, NON-PAYMENT OF SCHEDULED INTEREST
        PAYMENT, AND NEGOTIATION OF TERM SHEET WITH RESPECT TO
               TREATMENT OF NOTEHOLDER AND OTHER CLAIMS
    --------------------------------------------------------------


             TO THE HOLDERS OF THE AMFAC/JMB HAWAII, INC.
                   (now known as AMFAC HAWAII, LLC)
     CERTIFICATE OF LAND APPRECIATION NOTES DUE 2008 (THE "NOTES")


CUSIP NOS.:00168VAA7, 00168VAB5, 00168VAC3, 00168V5C9, 0311419D6,
           0311419A4, 0311419B2, 0311419F3, 0311419E6, 0311419O8,
           0311419C0


NOTE: THIS NOTICE CONTAINS IMPORTANT INFORMATION THAT IS OF INTEREST TO THE REGISTERED AND BENEFICIAL OWNERS OF THE SUBJECT SECURITIES. IF APPLICABLE, ALL DEPOSITORIES, CUSTODIANS AND OTHER INTERMEDIARIES RECEIVING THIS NOTICE ARE REQUESTED TO EXPEDITE RE-TRANSMITTAL TO BENEFICIAL OWNERS OF THE SECURITIES IN A TIMELY MANNER.


Dear Noteholder:

This notice (the "Notice") is given by Bank One Trust Company, NA (the "Trustee"), as Indenture Trustee for the above Notes by assignment from Continental Bank, NA (the "Prior Trustee"), under the Indenture dated as of March 14, 1989, as amended, (the "Indenture") between AMFAC/JMB Hawaii, Inc. (now known as AMFAC Hawaii, LLC), certain of its affiliates as guarantors, and the Prior Trustee.

CHAPTER 11 FILING
-----------------

On February 27, 2002 (the "Petition Date") Amfac Hawaii, LLC, along with eight of its direct and indirect subsidiaries, KDCW, Inc., Amfac Holdings Corp., Kaannapali Development Corp., Waikele Golf Club, Inc., Amfac Land Company, Limited, Pioneer Mill Company, Limited, the Lihue Plantation Company, Limited, Kaannapali Estate Coffee, Inc. and its affiliate FHT Corporation (collectively, the "Debtors"), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code, in the Northern District of Illinois, administratively consolidated as Case No. 02-07637. The bankruptcy case is assigned to the Honorable Judge Bruce W. Black. On the Petition Date there was $139,412,500 in principal outstanding on the Notes.

In filing a petition for relief under Chapter 11, the Debtors have indicated that they hope to revitalize their business and to present a plan of repayment containing terms as described in the paragraph below that will meet the approval of their creditors (including Noteholders) and the Bankruptcy Court. Such plan is known as a plan of reorganization. So long as the Debtors are attempting to reorganize under Chapter 11 they have the protection of the Court in the form of an automatic stay. The automatic stay prevents any action to collect a debt from the Debtors, to create a lien on the Debtors' property, or to take possession of the Debtors' property without relief from stay from the Court.


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


EVENT OF DEFAULT; REMEDIES
--------------------------

Under the Indenture, an interest payment on the Notes was due on February 28, 2002. The Trustee has been informed that due to the bankruptcy filing such payment was not made. The Chapter 11 filing and the failure to pay interest on the scheduled debt service date, constitute Events of Default under Section 7.01 of the Indenture. You are further notified that Section
7.05 of the Indenture provides that the Noteholders holding a majority in principal amount of outstanding Notes may direct the Trustee as to the time, method, and place of conducting any proceeding for any remedy available to the Trustee. The Noteholders' ability to direct the Trustee is subject to Sections 7.06 and 8.02 of the Indenture, which state that the Noteholders must provide the Trustee with reasonable indemnity before the Trustee need follow the direction of the Noteholders. The Noteholders' ability to direct the Trustee is also subject to the automatic stay imposed on all creditors under Section 362 of the United States Bankruptcy Code.

THE TERM SHEET;  TRUSTEE'S INVOLVEMENT ON BEHALF OF THE NOTEHOLDERS
-------------------------------------------------------------------

The Trustee has retained legal counsel, Gardner, Carton & Douglas and financial consultants, Arthur Andersen LLP, as advisors to the Trustee. In the months preceding Debtors Chapter 11 filing, the Trustee, with support of its legal and financial advisors, participated in extensive pre-bankruptcy proceedings and negotiations, which resulted in a negotiated term sheet (the "Term Sheet"). The Trustee is advised by its professionals that given the senior debt claims asserted against the Debtors in the amount of over $180 million, the negotiated terms set forth in the Term Sheet should provide a greater distribution to you as Noteholders than you would otherwise receive under a liquidation of the Debtors' assets or a non-negotiated reorganization plan. The Debtors have informed the Trustee that they will incorporate the Term Sheet into a plan of reorganization.

Pursuant to the Term Sheet, Northbrook Corporation ("Northbrook"), the parent company of Amfac Hawaii, LLC will contribute its assets, including cash and other property, to a yet unnamed newly formed company ("Newco") by merging with FHT Corporation (one of the Debtors). The senior claims held by Northbrook and its affiliates in Amfac Hawaii, LLC will be converted into common shares of Newco.

The Term Sheet provides the Noteholders with two options for the treatment of their claims: Noteholders may elect either (1) to receive a cash distribution equal to 7% of their claim, or (2) to convert their claim into their pro-rata share of up to 15% of Newco's common shares. However, if more than 65% of the Noteholders elect the 7% cash distribution, each electing Noteholder shall receive its pro rata share of $5.172 million, and the balance of its claim (calculated after giving credit, on a proportional basis, for the portion of the claim that has been satisfied by the cash distribution) shall be satisfied with common shares of Newco on the same basis as printed above. The Term Sheet also provides that there will be a representative for the benefit of unaffiliated Noteholders who receive common shares in Newco.

TELEPHONIC CONFERENCE CALL FOR NOTEHOLDERS
------------------------------------------

The Trustee and its counsel are available to have a telephonic conference call for all Noteholders to discuss the Term Sheet on Tuesday, March 19, 2002 at 1:00 p.m. CST. In addition, the U.S. Trustee assigned to the Bankruptcy Case has requested the Trustee to inquire whether any Noteholder is interested in serving on an official or ad hoc committee of unsecured creditors or Noteholders. The Trustee is also prepared to hold an in person meeting with all Noteholders in Chicago, Illinois, if sufficient interest for such is expressed by the Noteholders.





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


RETENTION OF COUNSEL AND FINANCIAL CONSULTANTS
----------------------------------------------

As stated above, the Trustee has retained the law firm of Gardner, Carton & Douglas to represent the Trustee.

The Trustee has also retained financial consultants at the firm of Arthur Andersen LLP who performed certain due diligence as agreed upon with the Trustee, provided financial advisory support for the Trustee's negotiation of the Term Sheet and will continue to provide financial advisory services regarding the bankruptcy proceeding.

TRUSTEE'S FEES AND EXPENSES
---------------------------

Bank One Trust Company, NA, in its capacity as Trustee for the Notes has incurred and will continue to incur fees and expenses, including attorneys' and financial consultants' fees, from time to time, regarding, among other things, the pre-bankruptcy events of default, negotiation of the Term Sheet, and matters relating to the Chapter 11 proceeding. Bank One Trust Company, NA reserves its right under Section 8.07 of the Indenture for reimbursement from Amfac Hawaii, LLC or its estate of any of its unpaid fees and expenses, prior to payment of the Notes. As required by the Indenture, all fees and expenses of the Trustee incurred to date have been paid by Amfac Hawaii, LLC.

PROOF OF CLAIM
--------------

At an appropriate time, the Trustee will file a proof of claim on behalf of all Noteholders with respect to the indebtedness represented by their Notes, including the principal of all outstanding Notes and interest that shall have accrued thereon. Such action by the Trustee should render unnecessary the filing of a claim by any Noteholder with respect to the Notes.

FUTURE EVENTS
-------------

You will receive notice of the hearing on the adequacy of the Debtors' disclosure statement. Once the disclosure statement is approved, it will be sent to you along with the plan and ballots to vote for or against the plan. You will also be notified of the date set by the Bankruptcy Court for return of ballots and a hearing on confirmation of the plan. The Trustee will periodically communicate with all Noteholders through written notice of material events of a public nature of which the Trustee has knowledge.

COMMUNICATIONS TO TRUSTEE
-------------------------

If you wish to contact the Trustee regarding the Notes or the contents of this Notice, we ask that you do so in writing directed to:

     Bank One Trust Company, NA
     P.O. Box 710181
     OH1-0181
     Columbus, OH 43271



Very Truly Yours,

BANK ONE TRUST COMPANY, N.A.
as Trustee





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